Supplement Dated Nov. 19, 2003*

 to the Prospectus dated April 1, 2003 of AXP(R) Mid Cap Index Fund S-6434-99 G



The Fund's Directors have approved in principle the liquidation of the Fund. Completion of the liquidation is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund at a shareholder meeting expected to be held within approximately the next six months. It is anticipated that the Fund will be closed to new investors during the second quarter of 2004.


S-6434-23 A (11/03)
* Valid until March 31, 2004